Quarterly Financial Information (Unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Information [Text Block]
17. Quarterly Financial Information (Unaudited)

The table below sets forth selected quarterly financial data for each of the last two fiscal years ($ in thousands, except per share data). Each of the quarters presented was thirteen weeks in duration.

	Fiscal Year Ended December 31, 2010
	First Quarter (unaudited)	Second Quarter (unaudited)	Third Quarter (unaudited)	Fourth Quarter (unaudited)
Total Revenue	$12,993	$14,480	$15,457	$16,109
Operating Loss	(3,115)	(5,756)	(7,026)	(7,229)
Net loss	(4,062)	(6,895)	(8,053)	(8,236)
Net loss per common share—basic and diluted	$(0.15)	$(0.25)	$(0.29)	$(0.30)

	Fiscal Year Ended December 31, 2011
	First Quarter (unaudited)	Second Quarter (unaudited)	Third Quarter (unaudited)	Fourth Quarter (unaudited)
Total Revenue	$17,628	$20,958	$24,008	$27,449
Operating Loss	(8,701)	(15,288)	(14,827)	(5,344)
Net loss	(9,636)	(16,160)	(17,369)	(5,872)
Net loss per common share—basic and diluted	$(0.34)	$(0.60)	$(0.66)	$(0.14)

Information in any one quarterly period should not be considered indicative of annual results due to the effects of seasonality on the Company’s business.

The 2011 information presented above includes a loss on debt extinguishment in the third quarter of $1,830 related to the refinancing of the Company’s debt obligations and $1,069 of non-cash stock-based compensation expense in the fourth quarter related to the immediate vesting of restricted stock units. The 2010 information presented above includes $5,757 of non-cash stock-based compensation expense in the fourth related to the grant of stock options and restricted stock units.